UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 21, 2014
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 21, 2014, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced the completion of its acquisition of LIPOSCIENCE, Inc. (NASDAQ: LPDX), effective November 20, 2014.
At a special meeting held on November 20, 2014, LIPOSCIENCE’s stockholders approved the acquisition and the transaction closed promptly thereafter. After the close of the Nasdaq Global Market on November 20, 2014, trading in LIPOSCIENCE common stock ceased, and the listing of LIPOSCIENCE’s common stock was suspended. LIPOSCIENCE stockholders will receive a letter of transmittal from Computershare Trust Company, N.A. as paying agent with instructions on how to cash in their shares of LIPOSCIENCE common stock.

Exhibits

99.1	Press Release dated November 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

November 21, 2014